Exhibit 99.1

News from Great Lakes Dredge & Dock Corporation For further information contact: Katie Hayes, Investor Relations @ 630-574-3772

GREAT LAKES ACQUIRES L.W. MATTESON, INC.

Oak Brook, Illinois – January 3, 2011 -- Great Lakes Dredge & Dock Corporation (NASDAQ:GLDD), the largest provider of dredging services in the United States and a major provider of commercial and industrial demolition services, today announced it has acquired the assets of L.W. Matteson, Inc. (“Matteson”), a maintenance dredging, environmental dredging and levee construction company located in Burlington, IA, for $45 million. The acquisition will be funded with $37.5 million in cash and a seller note of $7.5 million.

L.W. Matteson, Inc. has one of the largest fleets of specialized portable dredging and earthmoving equipment on the inland river system. With expertise in dredging, marine construction, environmental and habitat restoration, Matteson is a highly respected contractor serving the upper Midwest, and the Mississippi river system. Great Lakes believes by combining the skills, equipment and resources of the companies, new project opportunities and growth can be achieved.

In addition to the United States Army Corps of Engineers, L.W. Matteson serves many state and local governments and private concerns. Services provided by Matteson include river and lake maintenance dredging, inland levee construction and repair, and environmental and habitat restoration. In addition to long standing relationships with state departments of transportation, the department of natural resources, and numerous prime contractors and engineering firms, L.W. Matteson was named the Outstanding Contractor of the Year in 2004 and 2006 by United States Army Corps of Engineers St. Paul District.

Matteson is expected to generate over $40 million of revenue with approximate EBITDA margins between 32% and 36% for calendar year 2010. In 2011, the Matteson acquisition is expected to add between $35 million and $40 million to Great Lakes’ revenue with EBITDA margins in the mid-to-high 20% range. The Matteson transaction will add approximately $25 million to the Great Lakes’ year-end 2010 backlog.

Jon Berger, Chief Executive Officer, stated, “We are very excited about the Matteson acquisition. It fits well into our strategy of growing the Company through opportunities that are complementary to our skill sets. We believe this acquisition provides us the expertise and assets to perform on projects in the rivers, environmental lake dredging and levee repair markets. We expect to see continued strong and growing demand for each of these segments. River dredging is an area that we have had experience in since the early 1990s, and we look forward to expanding our reach.”

Bruce Biemeck, President and Chief Financial Officer, commented, “We believe this acquisition is a logical extension of our dredging market leadership, by increasing our geographic reach while expanding our dredging related services to include environmental dredging and levee construction and repair. We are looking forward to taking a leadership position in these new markets, where we see significant growth in the near future.

We are impressed with the Matteson’s business, which was founded by Lawrence W. Matteson and operated by Mr. Matteson and his son, Larry. Their operating methods and innovation have been the basis for building a company that is respected in each market it serves. We are pleased to be associated with the Mattesons and look forward to working with the team to build on the Matteson’s established legacy of outstanding performance and customer satisfaction.”

Conference Call Information

The Company will conduct a conference call to discuss the acquisition, which will be held on Tuesday, January 4th at 3:30 p.m. C.S.T. The call in number is 800-659-2056 and passcode is 95595324. The call can also be heard on the Company’s website, www.gldd.com under Events and Presentations on the investor relations page. Information related to the conference call will also be available on the investor relations page of the Company’s website. The conference call will be available by replay for two weeks, by calling 888-286-8010 and providing passcode 71395757.

Use of EBITDA

EBITDA, as provided herein, represents net income (loss) attributable to Great Lakes Dredge & Dock Corporation, adjusted for net interest expense, income taxes, depreciation and amortization expense. EBITDA should not be considered an alternative to, or more meaningful than, amounts determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) including: (a) operating income as an indicator of operating performance; or (b) cash flows from operations as a measure of liquidity. As such, the Company’s use of EBITDA, instead of a GAAP measure, has limitations as an analytical tool, including the inability to determine profitability or liquidity due to the exclusion of interest expense and the associated significant cash requirements and the exclusion of depreciation and amortization, which represent significant and unavoidable operating costs given the level of indebtedness and capital expenditures needed to maintain the Company’s business. For these reasons, the Company uses operating income to measure its operating performance and uses EBITDA only as a supplement. EBITDA is reconciled to net income (loss) attributable to Great Lakes Dredge & Dock Corporation in the table of financial results. (For further explanation, please refer to the Company’s SEC filings.)

The Company

Great Lakes Dredge & Dock Corporation is the largest provider of dredging services in the United States and the only U.S. dredging company with significant international operations. The Company is also one of the largest U.S. providers of commercial and industrial demolition services primarily in the Northeast. Additionally, the Company owns a 50% interest in a marine sand mining operation in New Jersey which supplies sand and aggregate used for road and building construction. Great Lakes has a 120-year history of never failing to complete a marine project and owns the largest and most diverse fleet in the U.S. industry, comprised of over 180 specialized vessels.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Great Lakes, include, but are not limited to, risks associated with Great Lakes’ leverage, fixed price contracts, dependence on government contracts and funding, bonding requirements and obligations, international operations, government regulation, restrictive debt covenants and fluctuations in quarterly operations, and those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2009, and in other securities filings by Great Lakes with the SEC.

Although Great Lakes believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Great Lakes’ future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

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